EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 9, 2005
                                                 -------------------------------

                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                       1-12709                 16-1482357
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                          14851
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(Address of Principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01    Material Amendment to a Material Agreement

        At the 2005 Annual Meeting of Stockholders held on May 9, 2005, proposed amendments to the 1996 Stock Retainer Plan for Non-Employee Directors were approved. The amendments, among other things, change the name of the Retainer Plan to better reflect the purpose and intent of the Retainer Plan, provide for the mandatory (rather than voluntary) deferral of director fees, and provide that all shares of Company Common Stock used to pay director fees be acquired on the open market, rather than originally issued by the Company. A copy of the Retainer Plan as amended and restated is attached to this Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.         Description
     -----------         -----------

     10.1 Stock Retainer Plan For Eligible Directors of Tompkins Trustco, Inc. and Participating Subsidiaries







                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOMPKINS TRUSTCO, INC.


Date:  May 10, 2005                          By: /s/ JAMES J. BYRNES
                                                 ----------------------------
                                                 James J. Byrnes
                                                 Chairman and CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             EXHIBIT DESCRIPTION                                     PAGE
------             -------------------                                     ----

10.1 Stock Retainer Plan For Eligible Directors of Tompkins Trustco, Inc. and Participating
                     Subsidiaries